BHIRUD MID CAP GROWTH  FUND

Soundview Plaza, 1266 E. Main Street

Stamford, Connecticut 06902



Telephone No. (800) 424-2295







Supplement to Prospectus Dated November 30, 1995



	The following information supplements that found in the "Reduction or Elimination of Sales Load" section on page 14.







1.	Purchases may be made at net asset value (without the
imposition of sales load) provided that such purchases are placed through a broker that maintains an account with the Fund and such purchases are made by the following:



Investment advisors or financial planners who place trades for their own accounts or the accounts of their clients and who charge a management, consulting or other fee for their services, and clients of such investments advisors or financial planners who place trades for their own accounts if the accounts are linked to the master accounts of such investment advisor or financial planner on the books and records of the broker or agent;



Retirement and deferred compensation plans, as well as trusts used to fund those plans, including, but not limited to, those defined in section 401(a), 403(b) or 457 of the Internal Revenue
Code and "rabbi trusts".



2.	Investors may be charged a fee by their advisor or financial planner, if they effect transaction in Fund shares through a broker or agent.





3.	In addition to the above a registered investment advisor may also purchase shares at net asset value directly from the Fund, provided they have on file with Bhirud Associates Inc., their SEC registration number and part II of their ADV form.









March 18, 1996